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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549

                                FORM 8-K
                             CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              AUGUST 28, 1998
                     (DATE OF EARLIEST EVENT REPORTED)

                       PNC MORTGAGE SECURITIES CORP.
                 AS DEPOSITOR AND MASTER SERVICER UNDER A
                      POOLING AND SERVICING AGREEMENT
                        DATED AS OF AUGUST 1, 1998
                       PROVIDING FOR THE ISSUANCE OF

                            $773,997,592.75

                 MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-7

          DELAWARE               333-50053              T/B/D

         (STATE OR OTHER        (COMMISSION             (IRS EMPLOYER
          JURISDICTION OF        FILE NUMBER)            IDENTIFICATION
          INCORPORATION)                                 NUMBER)

                            75 NORTH FAIRWAY DRIVE
                         VERNON HILLS, ILLINOIS  60061

                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

            REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (847) 549-6500

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Item 1.     CHANGES IN CONTROL OF REGISTRANT.  Not applicable.

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.  Not applicable.

Item 3.     BANKRUPTCY OR RECEIVERSHIP.  Not applicable.

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  Not applicable.

Item 5.     OTHER EVENTS.  Not applicable.

Item 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.  Not applicable.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            The following exhibit is furnished herewith:

            7.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of August 1, 1998.

Item 8.     CHANGE IN FISCAL YEAR.  Not applicable.

Item 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
            Not applicable.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    August 28, 1998.

                                      PNC MORTGAGE SECURITIES CORP.
                                      (Registrant)

                                      By:  \S\Thomas G.  Lehmann
                                           ----------------------
                                             Thomas G.  Lehmann
                                             Vice President
                                             (Authorized Officer)


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